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EXHIBIT 10.7

                           PERSISTENCE SOFTWARE, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------

         The following constitute the provisions of the Persistence Software, Inc. 1999 Employee Stock Purchase Plan.

         1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS.

                  (a) "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (c) "COMMON STOCK" means the Common Stock of the Company.

                  (d) "COMPANY" means Persistence Software, Inc., a Delaware corporation.

                  (e) "COMPENSATION" means all regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                  (f) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave;
(ii) military leave; (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to Company policy adopted from time to time.

                  (g) "CONTRIBUTIONS" means all amounts credited to the account of a participant pursuant to the Plan.

                  (h) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

                  (i) "DESIGNATED SUBSIDIARY" means any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided, however, that the Board shall only have the discretion to designate a Subsidiary if the issuance of options to such Subsidiary's Employees pursuant to the Plan would not cause the Company to incur adverse accounting charges.

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                  (j) "EMPLOYEE" means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or a Designated Subsidiary.

                  (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined by the Board in its discretion based on the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding Trading Day), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding Trading Day), as reported in THE WALL STREET JOURNAL. For purposes of the Offering Date of the first Offering Period under the Plan, the Fair Market Value of a share of the Common Stock of the Company shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended, for the initial public offering of the Company's Common Stock (the "REGISTRATION STATEMENT").

                  (m) "OFFERING DATE" means the first Trading Day of each Offering Period of the Plan.

                  (n) "OFFERING PERIOD" means a period of approximately twenty-four (24) months and not exceeding twenty-seven (27) months, except for the first Offering Period as set forth in Section 4(a). The duration and timing of the Offering Periods may be changed pursuant to Section 4 of the Plan.

                  (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (p) "PLAN" means this Persistence Software, Inc. 1999 Employee Stock Purchase Plan.

                  (q) "PURCHASE DATE" means the last Trading Day of each Purchase Period.

                  (r) "PURCHASE PERIOD" means a period of approximately six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b). The duration and timing of the Purchase Periods may be changed pursuant to Section 4 of the Plan.

                  (s) "PURCHASE PRICE" means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 2(l) above) of a Share of Common Stock on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) there is any increase in the number of Shares available for issuance under the Plan (including without limitation an automatic increase pursuant to Section 14(a)

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below or as a result of a stockholder-approved amendment to the Plan), and (ii)
all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("ADDITIONAL SHARES"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Purchase Price with respect to such Additional Shares shall be 85% of the Fair Market Value of a Share of Common Stock on the date of such increase or the Fair Market Value of a Share of Common Stock on the Purchase Date, whichever is lower.

                  (t) "SHARE" means a share of Common Stock, as adjusted in accordance with Section 20 of the Plan.

                  (u) "SUBSIDIARY" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (v) "TRADING DAY" means a day on which national stock exchanges and the Nasdaq System are open for trading.

         3. ELIGIBILITY.

                  (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (ii) to the extent such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value (as defined in Section 2(l) above) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. OFFERING PERIODS AND PURCHASE PERIODS.

                  (a) OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods generally of twenty-four (24) months duration and not exceeding twenty-seven (27) months duration, with new Offering Periods commencing on or about February 1 and August 1 of each year, or at such other time or times as may be determined by the Board of Directors. Offering Periods shall commence on a continuing and overlapping basis until terminated in accordance with Section 21 hereof. Notwithstanding the foregoing, the first Offering Period under the Plan shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering

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of the Company's Common (the "IPO DATE") and continue until the last Trading Day on or before July 31, 2001. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

                  (b) PURCHASE PERIODS. Each Offering Period shall generally consist of four (4) Purchase Periods of approximately six (6) months duration, the first commencing on the Offering Date and ending on the July 31 or January 31 next following, and each other Purchase Period in such Offering Period commencing on the day after the last day of the preceding Purchase Period and ending on the July 31 or January 31 next following; provided, however, that the first Purchase Period shall commence on the IPO Date and shall end on January 31, 2000. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five
(5) days prior to the otherwise scheduled beginning of the first Purchase Period to be affected.

         5. PARTICIPATION.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

                  (b) The subscription agreement shall set forth the Employee's participation election, either in the form of a designation of the percentage of the Employee's Compensation the Employee elects to have deducted from his or her pay on each pay day during the Offering Period and credited to his or her account under the Plan to be used to purchase shares on the Purchase Date for each of the relevant Purchase Periods, which percentage shall be not less than one percent (1%) and not more than twenty percent (20%), or, if permitted by the Board, in the form of a designation of the number of whole shares the Employee elects to purchase at the end of each Purchase Period with respect to the Offering Period, up to such maximum number of shares as the Board may establish from time to time before an Offering Date; provided that to the extent a participant is participating in more than one Offering Period and the maximum contribution amount is designated as a percentage of Compensation, the maximum aggregate percentage of Compensation that the participant may contribute under the Plan shall be twenty percent (20%) (or such greater percentage as the Board may establish from time to time before an Offering Date).

                  (c) A participant's subscription shall be effective for each successive Offering Period in which he or she is eligible to participate, unless the participant withdraws in accordance with Section 11(a).

                  (d) In addition to the limits on an Employee's participation in the Plan set forth herein, the Board may establish limits on the number of shares an Employee may elect to purchase with respect to any Offering Period if such limit is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

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         6. GRANT OF OPTION. On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the applicable Purchase Price, provided, however, that the maximum number of Shares an Employee may purchase on any Purchase Date under the Plan (without regard to how many Offering Periods in which the participant is participating) shall be 2,500 Shares (subject to adjustment pursuant to Section 20 below and subject to allocation among Offering Periods so that Shares are first allocated to that Offering Period having the lowest applicable Purchase Price, and then thereafter to that Offering Period with the next-lowest applicable Purchase Price, and so forth), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 9(b).

         7. METHOD OF PAYMENT OF CONTRIBUTIONS.

                  (a) PAYROLL DEDUCTIONS.

                           (i) If an Employee's participation election is in the
form of an election to contribute a percentage of his or her Compensation through payroll deductions, or if an Employee otherwise elects to make contributions to the Plan through payroll deductions of a specified percentage of his or her Compensation as permitted by the Board with respect to an Employee's participation election in the form of an election to purchase a designated number of shares at the end of each Purchase Period, such payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid in the Offering Period to which such subscription agreement and payroll deduction authorization is applicable, unless sooner terminated by the participant as provided in Section 11. All payroll deductions made by a participant shall be credited to his or her account under the Plan.

                           (ii) A participant may discontinue his or her
participation in the Plan as provided in Section 11, or on one occasion only during an Offering Period may increase and on one occasion only during an Offering Period decrease the rate of his or her payroll deductions with respect to the Offering Period by completing and filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The change in rate shall be effective as of the beginning of the next calendar month commencing ten (10) or more business days after the date the new subscription is filed.

                           (iii) Notwithstanding the foregoing, to the extent
necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased by the Company to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall re-commence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in
Section 11.

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                  (b) CASH OR STOCK CONTRIBUTIONS. To the extent permitted by the Board, a participant may make contributions to the Plan for purchase of shares in cash or by tendering Company stock or by election to receive shares representing the difference between the Purchase Price and the Fair Market Value of the shares, less applicable withholding. Any such cash or stock contribution, or any election to receive net shares, must be received by the Company in accordance with procedures and at such times as established by the Board, and a participant's failure to make such contributions or such an election within the time required, to the extent the aggregate Purchase Price of the number of shares the participant has an option to purchase on the Purchase Date exceeds payroll deduction contributions made by the participant as of the Purchase Date, shall be deemed a withdrawal from the Offering Period with respect to shares subject to the option not purchased on the applicable Purchase Date and with respect to all other Purchase Periods in such Offering Period.

         8. WITHHOLDING TAX OBLIGATIONS. At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for payment to the Company of the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the participant.

         9. EXERCISE OF OPTION.

                  (a) Unless a participant withdraws from the Plan as provided in Section 11, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

                  (b) If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period (after deduction of all Shares for which options have been exercised or are then outstanding), or (ii) the number of shares available for sale under the Plan on such Purchase Date (after deduction of all Shares for which options have been exercised or are then outstanding), the Board may, in its sole discretion, provide that the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, shall be allocated pro rata, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date and (x) continue all Offering Periods then in effect or (y) pursuant to Section 21 below, terminate any or all Offering Periods then in effect. The Board may direct that the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence be allocated pro rata, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

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                  (c) Any cash remaining to the credit of a participant's
account under the Plan after a purchase by him or her of Shares at the termination of each Purchase Period which is insufficient to purchase a full Share shall be carried over to the next Purchase Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to the participant. Any other amounts left over in a participant's account after a Purchase Date shall be returned to the participant.

         10. RIGHTS AS STOCKHOLDER; DELIVERY OF CERTIFICATE.

                  (a) The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

                  (b) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

                  (c) As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the Shares purchased upon exercise of his or her option.

         11. VOLUNTARY WITHDRAWAL.

                  (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during and with respect to such Offering Period.

                  (b) A participant's voluntary withdrawal from the Plan with respect to an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

         12. AUTOMATIC WITHDRAWAL.

                  (a) REDUCTION OF HOURS. In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty
(20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

                  (b) TERMINATION OF EMPLOYMENT. Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period (other than on account of death), he or she will be automatically withdrawn from the Plan effective as of the date of such

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termination of his or her Continuous Status as an Employee, the Contributions
credited to his or her account will be returned to him or her, and his or her option will be automatically terminated.

                  (c) DEATH OF PARTICIPANT. Upon the death of a participant prior to the Purchase Date of an Offering Period, he or she will be automatically withdrawn from the Plan, the Contributions credited to his or her account will be returned to the person or persons entitled thereto under Section 16, and his or her option will be automatically terminated.

                  (d) REDUCTION IN FAIR MARKET VALUE. To the extent permitted by any applicable laws, regulations or stock exchange rules, if the Fair Market Value of the Shares on a Purchase Date of an Offering Period (other than the final Purchase Date of such Offering Period) is less than the Fair Market Value of the Shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the first Offering Period commencing subsequent to such Purchase Date. Participants shall automatically be withdrawn as of July 31, 1999 from the Offering Period beginning on the IPO Date and re-enrolled in the Offering Period beginning on August 1, 1999 if the Fair Market Value of the Shares on the IPO Date is greater than the Fair Market Value of the Shares on July 31, 1999, unless a participant notifies the Administrator prior to July 31, 1999 that he or she does not wish to be withdrawn and re-enrolled. All payroll deductions accumulated in a participant's account as of a withdrawal date pursuant to this Section 12(d) shall be returned to the participant.

         13. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

         14. STOCK. The maximum number of Shares which shall be made available for sale under the Plan shall be 600,000 Shares, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004, equal to the lesser of (A) 250,000 Shares, (B) 1% of the Shares outstanding on the last day of the immediately preceding fiscal year, or (C) such lesser number of Shares as is determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section 20.

         15. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         16. DESIGNATION OF BENEFICIARY.

                  (a) A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the

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Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the participant (with the consent of his or her spouse, if any) at any time by written notice effective upon receipt by the Company of such notice.

                  (b) In the absence of a beneficiary validly designated in accordance with Section 16(a) who is living at the time of such participant's death, upon the death of the participant the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         17. TRANSFERABILITY. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will, the laws of descent and distribution, or as provided in Section 16). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

         18. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         19. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

         20. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

                  (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the maximum number of shares of Common Stock which may be purchased by a participant in a Purchase Period, the number of shares of Common Stock set forth in Section 14 above, and the price per Share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, which such increase or decrease occurs after the effective date of

                                      -9-
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this Plan; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

                  (b) CORPORATE TRANSACTIONS. In the event of a dissolution or liquidation of the Company, any Purchase Period and Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period and Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the "NEW PURCHASE DATE"), as of which date any Purchase Period and Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 11. For purposes of this Section 20(b), an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the Corporate Transaction if the holder had been, immediately prior to the Corporate Transaction , the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided in Section 20(a)); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the Corporate Transaction.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

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         21. AMENDMENT AND TERMINATION.

                  (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 20, no such amendment or termination of the Plan may materially and adversely affect either options previously granted or the rights of any then-current participant. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation) or Rule 16b-3 under the Exchange Act, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

                  (b) Without stockholder consent and provided that outstanding options and participant rights are not materially and adversely affected by such action, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld from a participant's Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         22. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         23. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         24. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the IPO Date. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 21.

         25. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                           PERSISTENCE SOFTWARE, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT
                             ----------------------



                                                             New Election ______
                                                       Change of Election ______

         1. I, ________________________, hereby elect to participate in the Persistence Software, Inc. 1999 Employee Stock Purchase Plan (the "PLAN") commencing with the Offering Period ______________, ____ to _______________,
____, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that the total aggregate amount of my Compensation contributed to the Plan under all Offering Periods in which I am participating must not be less than 1% and not more than 20% of my Compensation at any point in time. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on each Purchase Date of an Offering Period unless I otherwise withdraw from the Offering Period prior to a Purchase Date by giving written notice to the Company for such purpose.

         4. I understand that I may decrease the rate of my Contributions on one occasion only during any Offering Period, and that I may increase the rate of my Contributions on one occasion only during any Offering Period, by completing and filing a new Subscription Agreement with such decrease or increase, as the case may be, taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. I also understand that I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period in which I am eligible to participate commencing after the new Subscription Agreement is filed.

         5. I understand that I may discontinue my participation in an Offering Period at any time prior to a Purchase Date as provided in Section 11 of the Plan, and that if I do so I will not be permitted to renew participation in such Offering Period.

         I UNDERSTAND THAT UNLESS I DISCONTINUE MY PARTICIPATION IN AN OFFERING PERIOD AS PROVIDED IN SECTION 11 OF THE PLAN OR CHANGE THE RATE OF DEDUCTIONS BY FILING A NEW SUBSCRIPTION AGREEMENT, MY ELECTION MADE UNDER THIS SUBSCRIPTION AGREEMENT WILL CONTINUE TO BE EFFECTIVE FOR EACH SUCCESSIVE OFFERING PERIOD COMMENCING AFTER THE TERMINATION OF AN OFFERING PERIOD IN WHICH I HAVE PARTICIPATED.

         6. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "Persistence Software, Inc. 1999 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         7. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                            ____________________________________

                                            ____________________________________

         8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:



NAME:  (Please print)                      _____________________________________
                                           (First)       (Middle)        (Last)

____________________                       _____________________________________
(Relationship)                             (Address)

                                           _____________________________________

                   Summary of Tax Treatment On Sale of Shares
                   ------------------------------------------

         THE FOLLOWING INFORMATION REGARDING THE FEDERAL TAX TREATMENT ON SALE OF SHARES ACQUIRED UNDER THE PLAN IS ONLY A SUMMARY AND IS SUBJECT TO CHANGE, AND IS NOT INTENDED TO REPRESENT OR PROVIDE TAX ADVICE TO THE PARTICIPANT, HIS OR HER SPOUSE OR BENEFICIARIES. YOU SHOULD CONSULT A TAX ADVISOR CONCERNING THE TAX IMPLICATIONS OF THE PURCHASE AND SALE OF STOCK UNDER THE PLAN.

         If any shares received pursuant to the Plan are sold or otherwise disposed of within two (2) years after the first day of the Offering Period during which I purchased such shares or within one (1) year after the Purchase Date, the excess of the fair market value of the shares on the Purchase Date over the price paid for the shares on such Purchase Date will be treated for federal income tax purposes as ordinary compensation income at the time of such disposition, regardless of the amount received on sale or other disposition of the shares, even if such amount is less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         If any shares received pursuant to the Plan are sold or otherwise disposed of at any time after expiration of the 2-year and 1-year holding periods, the lesser of 15% of the fair market value of the shares on the Offering Date or the excess of the fair market value of the shares at the time of such sale or disposition over the price paid for the shares on the Purchase Date will be treated for federal income tax purposes as ordinary compensation income. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         9. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares within two (2) years after the first day of the Offering Period during which I purchased such shares or within one (1) year after the Purchase Date, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.



SIGNATURE: ____________________________________________

SOCIAL SECURITY #: ____________________________________

DATE:__________________________________________________



SPOUSE'S SIGNATURE (necessary if beneficiary is not spouse):


_______________________________________________________
(Signature)


_______________________________________________________
(Print name)

                           PERSISTENCE SOFTWARE, INC.

                        1999 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL
                              --------------------



         I, __________________________, hereby elect to withdraw my participation in the Persistence Software, Inc. 1999 Employee Stock Purchase Plan (the "PLAN") for the Offering Period commencing ____________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me with respect to the Offering Period from which I have hereby withdrawn.

         I further understand and agree that I will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement prior to the commencement of such Offering Period in accordance with procedures established by the Company.



Dated:___________________                       ________________________________
                                                Signature of Employee


                                                ________________________________
                                                Social Security Number